UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2024

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
Common Stock, par value $0.01 per share	GMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of GMS Inc. (the “Company”) appointed W. Bradley Southern as a director, effective January 19, 2024, to serve until the 2024 annual meeting of the Company’s stockholders (the “2024 Annual Meeting”) or until his earlier resignation or removal. The Board also appointed Mr. Southern to serve on the Human Capital Management and Compensation and the Nominating and Corporate Governance Committees of the Board. The Board has determined that Mr. Southern is “independent” under the Corporate Governance Standards of the New York Stock Exchange and under the Company’s Corporate Governance Guidelines.

Mr. Southern, age 64, currently serves as the Chairperson of the Board and Chief Executive Officer of Louisiana-Pacific, Corporation (“LP”). Mr. Southern, who joined LP in 1999, served in numerous operational and leadership positions of increasing responsibility. Mr. Southern currently serves on the board of directors of The Forest Products Association of Canada and the Nashville Branch of the Federal Reserve Bank of Atlanta. He previously served on the board of directors of Astec Industries, Inc., the Keller Group, and Saltco Land and Timber Company.

Mr. Southern will participate in the Company’s standard non-employee director compensation arrangements as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on August 25, 2023.

On January 19, 2024, Peter C. Browning notified the Board of his intention to not stand for re-election at the 2024 Annual Meeting and retire from the Board at such time. Mr. Browning’s decision to not stand for re-election and to retire from the Board at the 2024 Annual Meeting is not the result of any dispute or disagreement with the Company or the Company’s Board on any matter relating to the operations, policies or practices of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release announcing the appointment of a director of GMS Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: January 23, 2024	By:	/s/ Scott M. Deakin
		Name:	Scott M. Deakin
		Title:	Chief Financial Officer